UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2012

Middlefield Banc Corp.

(Exact name of registrant specified in its charter)

Ohio	000-32561	34-1585111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15985 East High Street Middlefield, Ohio		44062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 632-1666 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.02 Unregistered Sales of Equity Securities. As previously reported, Middlefield Banc Corp. and Banc Opportunity Fund LLC entered into an August 15, 2011 Stock Purchase Agreement, which was amended by the First Amendment, dated September 29, 2011, the Second Amendment, dated October 20, 2011, the Third Amendment, dated November 28, 2011, the Fourth Amendment, dated December 21, 2011, and the Fifth Amendment, dated April 17, 2012. Subject to regulatory approval on the part of the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions, the Stock Purchase Agreement provides for the purchase by Bank Opportunity Fund of up to 24.9% of the common stock of Middlefield Banc Corp. As amended by the Fifth Amendment, the Stock Purchase Agreement provides for Bank Opportunity Fund’s ownership to rise to 24.9% in three stages: (1) ownership of 4.9%, which occurred with the purchase by a Bank Opportunity Fund affiliate of 93,050 shares at $16 per share on April 17, 2012, when the Fifth Amendment was entered into, (2) ownership of 9.9%, which occurred on April 30, 2012 with the purchase by the affiliate of 103,585 additional shares at $16 per share, and (3) assuming stockholder approval is obtained under the Ohio Control Share Acquisition Act, ownership of 24.9%, with the purchase of an estimated 393,600 shares at $17 per share, to occur on or before July 31, 2012. Subject to regulatory approval, Bank Opportunity Fund would also be entitled to designate one director for service on the board of Middlefield Banc Corp. and each of its subsidiary banks.

Bank Opportunity Fund is seeking to obtain all regulatory approvals that are necessary for it to own up to 24.9% of Middlefield Banc Corp.’s common stock. The Stock Purchase Agreement gives Bank Opportunity Fund the right to assign its rights and obligations under the Stock Purchase Agreement to an affiliate as long as that assignment does not adversely affect the consummation of the transactions contemplated by the Stock Purchase Agreement. The Bank Opportunity Fund affiliate that purchased the Middlefield Banc Corp. common stock is Mr. Eric D. Hovde. Mr. Hovde controls Bank Opportunity Advisors LLC, a Delaware limited liability company that serves as the investment advisor for Bank Opportunity Fund. Mr. Hovde also controls Bank Acquisitions LLC, a Delaware limited liability company that serves as the managing member of Bank Opportunity Fund. Bank Acquisitions LLC controls Bank Opportunity Fund. On April 30, 2012 Mr. Hovde purchased from Middlefield Banc Corp. at $16 per share 103,585 shares of Middlefield Banc Corp. common stock, for an aggregate cost of approximately $1.7 million. Combined with the 93,050 shares purchased when the Fifth Amendment was entered into on April 17, 2012, Mr. Hovde owns a total of 196,635 shares of Middlefield Banc Corp. common stock, or 9.9% of the shares outstanding immediately after the sale of shares to him. Middlefield Banc Corp. anticipates that the shares purchased by Mr. Eric D. Hovde will be assigned by him to Bank Opportunity Fund if necessary regulatory approvals are obtained by Bank Opportunity Fund.

The foregoing description of the Stock Purchase Agreement, as amended, is qualified in its entirety by reference to (x) the August 15, 2011 Stock Purchase Agreement (exhibit 10.26 to Middlefield Banc Corp.’s Form 10-K Annual Report for the year ended December 31, 2011), (y) the First, Second, Third, and Fourth Amendments to the Stock Purchase Agreement (exhibits 10.26.1, 10.26.2, 10.26.3, and 10.26.4 to Middlefield Banc Corp.’s Form 10-K Annual Report for the year ended December 31, 2011), and (z) the Fifth Amendment (exhibit 10.26.6 to Middlefield Banc Corp.’s Form 8-K Current Report filed with the SEC on April 23, 2012), each of which is incorporated herein by this reference.

An institutional investor that acquired 4.9% of Middlefield Banc Corp.’s common stock in August of 2011 also has the right under its subscription agreement to purchase from Middlefield Banc Corp. additional shares at $16 per share in order to maintain the institutional investor’s 4.9% interest.

Forward-looking statements. This Form 8-K Current Report includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to statements about anticipated operating and financial performance, such as loan originations, operating efficiencies, loan sales, charge-offs and loan loss provisions, growth opportunities, interest rates, and deposit growth. Words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation delays in obtaining or failure to receive required regulatory approvals, including approval by the Superintendent of the Ohio Division of Financial Institutions and by the Board of Governors of the Federal Reserve System, the possibility that fewer than the required number of the Middlefield Banc Corp.’s stockholders vote in accordance with the Ohio Control Share Acquisition Act to approve the sale of shares to Bank Opportunity Fund, the occurrence of events that would have a material adverse effect on Middlefield Banc Corp. as described in the Stock Purchase Agreement, as amended, and other uncertainties associated with the transactions described in this Form 8-K Current Report. Additional factors that could cause actual results to differ materially are discussed in Middlefield Banc Corp.’s filings with the Securities and Exchange Commission, including, without limitation, Middlefield Banc Corp.’s Form 10-K Annual Report, its Form 10-Q Quarterly Reports, and its Form 8-K Current Reports. Forward-looking statements are based on Middlefield Banc Corp.’s beliefs, plans, objectives, goals, assumptions, expectations, estimates, and intentions as of the date the statements are made. You must exercise caution because Middlefield Banc Corp. cannot give any assurance that its beliefs, plans, objectives, goals, assumptions, expectations, estimates, and intentions will be realized. Middlefield Banc Corp. does not undertake a duty to update any forward-looking statements in this Form 8-K.

Additional information and where to find it. This communication may be deemed to be solicitation material. Middlefield Banc Corp. will file with the SEC a proxy statement and other documents regarding the transaction described in this Form 8-K. MIDDLEFIELD BANC CORP. STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, INCLUDING MIDDLEFIELD BANC CORP.’S PROXY STATEMENT, BECAUSE THE PROXY STATEMENT AND OTHER DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION ABOUT THE TRANSACTION WITH BANK OPPORTUNITY FUND LLC. Members of the public will be able to obtain the proxy statement and other relevant documents free of charge at the SEC’s website, http://www.sec.gov, and Middlefield Banc Corp.’s stockholders will receive information at an appropriate time about how to obtain the proxy statement and other transaction-related documents for free from Middlefield Banc Corp. The proxy statement and other documents are not currently available. Middlefield Banc Corp. and its directors, executive officers, certain members of management, and employees may have interests in the transaction or be deemed to be participants in the solicitation of proxies of Middlefield Banc Corp.’s stockholders to approve the transaction with Bank Opportunity Fund. Information regarding the participants and their interest in the solicitation is set forth in the proxy statement filed by Middlefield Banc Corp. with the SEC on April 9, 2012, for the 2012 Annual Meeting. Stockholders may obtain additional information regarding the interests of participants by reading the proxy statement relating to the transaction when the proxy statement becomes available.

Item 8.01 Other Events. The information in the second paragraph under “Item 3.02 Unregistered Sales of Equity Securities” is incorporated by reference into this Item 8.01.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2012	Middlefield Banc Corp.

/s/ James R. Heslop, II
Executive Vice President and Chief Operating Officer